Exhibit 10.26

                                 PROMISSORY NOTE

                                                                  April 23, 2004



                  FOR VALUE RECEIVED, Trailer Bridge, Inc., a Delaware corporation ("Trailer Bridge"), hereby unconditionally promises to pay to the order of KADAMPANATTU CORP., a Delaware corporation (the "Company"), the aggregate unpaid principal amount of One Million Six Hundred Forty One Thousand Three Hundred Eighty Six Dollars and together with interest on the unpaid balance of such amount from the date hereof until such amount is paid in full, as set forth herein. This Promissory Note (this "Note") is the Note issued for amounts due the Company as of January 31, 2004 between the Company and Trailer Bridge, and amounts deferred commencing March 1, 2004 to which a reference is in SUBORDINATION AGREEMENT ("Subordination Agreement") dated April 23, 2004 is by and between CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, in its capacity as agent (the "Subordination Agreement") All payments made pursuant to this Note shall be in immediately available funds and at such place as the Company may designate in writing from time to time. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Deferral Agreement.

                  Interest on the outstanding principal balance under this Note is payable at the rate of 8.03% per annum, and, in the event of a default of the terms of this Note, at default rate that is 3.00% greater than the otherwise applicable rate, monthly commencing January 31, 2005. To the extent permitted by the Subordination Agreement, interest shall be payable on the last day of each calendar month commencing on the last day of January 2005. Commencing on January 31, 2005, to the extent permitted by the Subordination Agreement, principal and interest shall be paid in thirty-six (36) equal monthly installments.

                  The entire balance of unpaid principal and all accrued and unpaid interest calculated from the date hereof shall be due and payable on December 31, 2007.

                  The holder of this Note is authorized to, and so long as it holds this Note shall, record the date and amount of each deferral made by Trailer Bridge pursuant to the letter deferral agreement between the Company and Trailer Bridge dated April 21, 2004 as referenced in the Subordination Agreement, and the date and amount of each payment or prepayment of principal thereof, on the Schedule, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the holder of this Note to make any such recordation (or any error in such recordation) shall not affect the obligations of Trailer Bridge under this Note.

                                       TRAILER BRIDGE, INC.



                                       By:  /s/ Mark A. Tanner
                                          --------------------------------------
                                            Name: Mark A. Tanner
                                            Title:   Chief financial Officer

                                                     Schedule to Promissory Note

                          DEFERRAL AND PAYMENT AMOUNTS
                          ----------------------------

         Date            Amount of Deferral/            Amount of            Unpaid Principal        Notation Made
                           Principal Amount            Prepayment/                Balance                 By
                             Repayment
----------------------------------------------------------------------------------------------------------------------

January 31, 2004        $                                                                         Mark Tanner
----------------------------------------------------------------------------------------------------------------------

March 2004 deferral     $                                                                         Mark Tanner
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                        $
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                        $
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                        $
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                        $
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                        $
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                        $
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                        $
----------------------------------------------------------------------------------------------------------------------

                        $
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                        $
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                        $
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                        $
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                        $
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                        $
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                        $
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                        $
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